UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

October 6, 2010

PRO-DEX, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-14942	84-1261240
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification Number)
incorporation)

2361 McGaw Avenue

Irvine, Ca. 92614

(Address of principal executive offices, zip code)

(949) 769-3200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

     [ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                   Departure of Directors or Certain Officers; Election of Directors;

                                    Appointment of Certain Officers; Compensatory Arrangements of

                                    Certain Officers.

(b)

Resignation of Chief Financial Officer.

            On October 6, 2010, Pro-Dex, Inc. (the “Company”) reported that Jeffrey S. Ritchey, the Company’s Chief Financial Officer, resigned from his employment with the Company, effective October 5, 2010 (the “Separation Date”). On October 7, 2010, the Company and Mr. Ritchey entered into a Separation Agreement and General Release of All Claims (“Separation Agreement”) concerning the conclusion of Mr. Ritchey’s employment services with the Company. A complete copy of the Separation Agreement is attached to this report as Exhibit 10.1 and the summary set forth below is qualified in its entirety by the full text of the Separation Agreement.

            Under the terms of the Separation Agreement, Mr. Ritchey will be paid all unpaid base salary, unreimbursed business expenses, less state and federal taxes and other required withholding, for the period through the Separation Date.

            Provided that the Separation Agreement has not been revoked by Mr. Ritchey prior to the expiration of the seven day revocation period described below, the Company will, among other things, also: (i) pay Mr. Ritchey severance compensation in the gross amount of $85,000, representing six months of Mr. Ritchey’s base salary at the annual rate in effect as of the Separation Date, which will be paid in substantially equal installments on the Company’s regularly scheduled payroll dates over a six month period beginning with the next regularly scheduled payroll date following the Separation Date; and (ii) provided Mr. Ritchey elected coverage under the Company’s group health insurance program prior to the Separation Date and makes a timely election for continued coverage pursuant to COBRA, continue to pay the Company’s portion of the monthly premiums for such continued coverage under the Company’s group health insurance program for a period from the Separation Date through April 30, 2011.

            Mr. Ritchey has provided the Company and its affiliates with a general release of claims, subject to certain statutory exceptions set forth in the Separation Agreement.

            Pursuant to applicable law, Mr. Ritchey has a period of seven calendar days to revoke the Separation Agreement by providing the Company with written notice of such revocation. Any revocation of the Separation Agreement, however, shall not affect the finality of the separation of Mr. Ritchey’s employment with the Company on the Separation Date.

            In connection with Mr. Ritchey’s resignation, the Company has entered into a consulting agreement to engage Mr. Ritchey as an independent contractor through December 31, 2010, for a total consulting fee of $20,000.  In the event the Company requests, and Mr. Ritchey performs, services for the Company in excess of 200 hours during the term of the consulting agreement, the Company will pay $100 per hour for each such excess hour of service performed.

(c)

Appointment of New Chief Financial Officer and Employment Arrangement Between the Company and Harold A. Hurwitz.

            On October 6, 2010, pursuant to authorization by the Board of Directors (the “Board”) of the Company, Harold A. Hurwitz began service as the Company’s Chief Financial Officer.  Prior to his appointment, Mr. Hurwitz, age 58, was an independent consultant.  From April 2008 to February 2010, Mr. Hurwitz served as Chief Financial Officer and Vice President of Interventional Spine, Inc., a medical device company.  Prior to joining Interventional Spine in April 2008, Mr. Hurwitz served as Principal Consultant with McDermott & Bull from December 2005 to March 2008.  Mr. Hurwitz has also served as an independent consultant from December 2004 to December 2005.  He was Chief Financial Officer of Micro Therapeutics Inc. from December 1997 to December 2004 and also served as its Principal Accounting Officer until December 2004.  Earlier in his career, Mr. Hurwitz was an employee and Partner with Coopers & Lybrand L.L.P., where he was a Business Assurance Partner, Team Leader of its Orange County Medical Device Practice and an SEC Review Partner. He has a broad financial background that includes more than 30 years of public accounting and financial management experience.  In addition, he has leadership experience in human resources and information technology, diversified fund raising and Sarbanes-Oxley compliance.  Mr. Hurwitz holds a B.A. in Economics from the University of California, Los Angeles.

            In connection with the appointment, the Company and Mr. Hurwitz entered into an at-will employment arrangement (“Employment Arrangement”).  The Employment Arrangement is attached to this report as Exhibit 10.2, which exhibit is incorporated herein by this reference.  Under the terms of the Employment Arrangement, Mr. Hurwitz will report to the Chief Executive Officer of the Company and his compensation will consist of the following components:

  A base salary at an annualized rate of $185,000.

  Participation in the Company’s Annual Incentive Plan and Long Term Incentive Plan.

  Mr. Hurwitz is permitted to participate in any program of stock options or other equity grants which the Company may from time to time provide key employees. Such grants are made under the terms and provisions of the First Amended and Restated 2004 Stock Option Plan.   Subject to the foregoing, the initial grant under this program is 20,000 options to purchase the Company’s common shares at the average of the high and low prices for the Company’s shares on the grant date and which will vest ratably over the 36 month period following the grant date.  The options will have a term of ten years from the grant date and to the maximum extent permissible under the relevant Internal Revenue Service regulations, will be made as Incentive Stock Options.

  Health, dental, disability and life insurance, qualified retirement plans, and optional employee benefits of the Company on the same terms as other employees of the Company, except Mr. Hurwitz will not participate in the Company-wide employee bonus plan.

(e)

Amendment to Compensatory Plan.

On October 7, 2010, the Board, upon recommendation of the Company’s Compensation Committee, approved certain amendments to the Company’s Long-Term Incentive Plan (the “LTIP”) to make clear its conformity with the terms and provisions of the Company’s First Amended and Restated 2004 Stock Option Plan.  The LTIP, as amended, is attached to this report as Exhibit 10.3, which exhibit is incorporated herein by reference.

Item 9.01                    Financial Statements and Exhibits.

(d)	Exhibit.

	Exhibit 10.1	Separation Agreement between Pro-Dex, Inc. and Jeffrey S. Ritchey, dated October 7, 2010.

	Exhibit 10.2	Employment Arrangement between Pro-Dex, Inc. and Harold A. Hurwitz.

	Exhibit 10.3	Long-Term Incentive Plan as amended on October 7, 2010.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2010	PRO-DEX, Inc (Registrant).

By: /s/ Mark P. Murphy

             Mark P. Murphy              Chief Executive Officer

INDEX TO EXHIBITS

   Exhibit

  Number        Description

Exhibit 10.1	Separation Agreement between Pro-Dex, Inc. and Jeffrey S. Ritchey, dated October 7, 2010.

Exhibit 10.2	Employment Arrangement between Pro-Dex, Inc. and Harold A. Hurwitz.

Exhibit 10.3	Long-Term Incentive Plan as amended on October 7, 2010.

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